                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 1998


                                 STAFFMARK, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                0-20971            71-0788538
  (State or other jurisdiction    (Commission      (I.R.S. Employer
       of incorporation)          File Number)    Identification No.)

         302 East Millsap Road
         Fayetteville, Arkansas                          72703
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (501) 973-6000

Item 2.  Acquisition or Disposition of Assets

         This Form 8-K/A amends the Form 8-K filed on December 9, 1998. In this connection, on November 25, 1998, StaffMark, Inc. (the "Company") consummated a transaction, whereby Robert Walters plc, a company registered under the Companies Act of 1985 of Great Britain, as amended ("Robert Walters") became an indirect wholly-owned subsidiary of the Company (the "Transaction"). Robert Walters is a London-based international recruitment consultancy operating in 14 cities in ten countries and specializing in placing accounting, finance and information technology professionals on a contract, temporary and permanent basis with clients in the commercial, industrial and finance sectors.

        The consideration paid to the Robert Walters stockholders in the Transaction consisted of 6,687,704 shares of the Company's common stock. The purchase price was determined as a result of direct negotiations with Robert Walters. The Transaction will be accounted for as a pooling-of-interests.

Item 7.  Financial Statements and Exhibits

         (a) As noted in the Form 8-K filed on December 9, 1998, to which this Form 8-K/A relates, audited financial statements of the business acquired were included in the Company's Definitive Proxy Statement which was filed with the Securities and Exchange Commission (the "Commission") on September 25, 1998, under the Securities Exchange Act of 1934, as amended. As a result, the financial information required under Item 7(a) and
                  Item 7(b) of Form 8-K are not applicable to the Transaction and have, therefore, been excluded from this filing.

         (b)      Pro Forma Financial Information.

         (c) Exhibits. The Merger Agreement relating to the Transaction was filed as part of the Company's Definitive Proxy Statement filed with the Commission on September 25, 1998 and was referenced in Form 8-K filed on December 9, 1998, to which this Form 8-K/A relates.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   STAFFMARK, INC.
                                                    (Registrant)

Dated: February 5, 1999                            By: /s/ Terry C. Bellora
                                                      --------------------------

                                                   Terry C. Bellora
                                                   Chief Financial Officer

                                 STAFFMARK, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

Introduction to Unaudited Pro Forma Financial Statements

         On November 25, 1998, StaffMark consummated a transaction whereby Robert Walters became an indirect wholly-owned subsidiary of the Company. Robert Walters is a London-based international recruitment consultancy operating in 14 cities in ten countries and specializing in placing accounting, finance and information technology professionals on a contract, temporary and permanent basis with clients in the commercial, industrial and finance sectors. The following unaudited pro forma balance sheet as of September 30, 1998, and the unaudited pro forma statements of income for the nine months ended September 30, 1998 and for the year ended December 31, 1997 give effect to the Transaction using the pooling-of-interests method of accounting as well as other pro forma adjustments as outlined below.

        StaffMark incurred certain non-recurring expenses related to the Transaction of approximately $23.8 million. These expenses include, but are not limited to, professional fees, printing fees, fees of financial advisors, and restructuring expenses including elimination of redundant offices, severance plans and other expenses directly related to the Transaction, as well as one-time payments to executive directors of Robert Walters to harmonize their executive compensation with that of the StaffMark consolidated group. Transaction related expenses were recorded in the period in which the Transaction was concluded. Because the foregoing charges are non-recurring in nature, they have not been reflected in the accompanying pro forma statements of income.

        The following unaudited pro forma financial statements present StaffMark and give effect to: (i) the Transaction with the Company for all periods presented; (ii) other significant purchase business combinations consummated since January 1, 1997 as if the transactions were consummated as of the beginning of 1997; (iii) the adjustment to compensation expense for the difference between historical compensation paid to certain owners of previous purchase business combinations and the employment contract compensation negotiated in conjunction with the respective acquisitions and (iv) the adjustment to record income taxes related to the taxation of certain acquisitions as S corporations prior to the consummation of the acquisitions. Pro forma income tax expense is based upon a combined effective tax rate of 41% for periods beginning on or after January 1, 1997. The unaudited pro forma statement of income for the year ended December 31, 1997 has been revised to reflect the restatement related to the pooling-of-interests transactions with Brady & Company, Inc. and Enterprise Systems Associates, Inc. This presentation is consistent with the financial statement presentation to be included in the Company's Form 10-K for the year ended 1998.

                                 STAFFMARK, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998




                                                                                                   Robert Walters
                                                                        ------------------------------------------------------------
                                                                         As Reported in       Reporting Basis          U.S. GAAP
                       ASSETS                          StaffMark        British Pounds(a)      Conversion(b)        in British Pound
                                                     --------------     -----------------     ---------------       ----------------
CURRENT ASSETS:
  Cash and cash equivalents                         $         5,827     (pound)    3,410                             (pound)   3,410
  Accounts receivable, net of allowance for
    doubtful accounts                                        96,733               24,750                                      24,750
  Prepaid expenses and other                                  4,851                1,108                                       1,108
  Deferred income taxes                                       1,538                   --                                          -
                                                    ---------------     ----------------     ----------------        ---------------
           Total current assets                             108,949               29,268                   --                 29,268

PROPERTY AND EQUIPMENT, net                                  15,894                2,907                                       2,907
INTANGIBLE ASSETS, net                                      319,425                   --                4,645(c)               4,645
OTHER ASSETS                                                    995                   20                                          20
                                                    ---------------     ----------------     ----------------        ---------------
                                                    $       445,263     (pound)   32,195      (pound)   4,645        (pound)  36,840
                                                    ===============     ================     ================        ===============

        LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
   Accounts payable and other accrued liabilities   $         7,304     (pound)   11,638                             (pound)  11,638
   Payroll and related liabilities                           30,077                   --                                          -
   Reserve for workers' compensation claims                   7,018                   --                                          -
   Income taxes payable                                       3,467                3,763                                       3,763
                                                    ---------------     ----------------     ----------------        ---------------
       Total current liabilities                             47,866               15,401                   --                 15,401

LONG-TERM DEBT                                              138,808                1,674                                       1,674
OTHER LONG-TERM LIABILITIES                                  17,034                1,585                                       1,585
DEFERRED INCOME TAXES                                         2,511                   13                                          13
STOCKHOLDERS' EQUITY:
  Common stock                                                  222                1,229                                       1,229

  Paid-in capital                                           193,545                7,052                                       7,052

  Retained earnings                                          45,277                5,241                4,645(c)               9,886

  Accumulated other comprehensive income                         --                   --                                          -
                                                    ---------------     ----------------     ----------------        ---------------
          Total stockholders' equity                        239,044               13,522                4,645                 18,167
                                                    ---------------     ----------------     ----------------        ---------------

                                                    $       445,263     (pound)   32,195      (pound)   4,645        (pound)  36,840
                                                    ===============     ================     ================       ================





                                                            Robert Walters
                                                      -------------------------      Restated        Pro Forma
                                                      Exchange   As Translated      Historical         Merger
                       ASSETS                           Rate    to U.S. Dollars   Combined Results   Adjustments         Pro Forma
                                                      --------- ---------------   ----------------   ------------       -----------

CURRENT ASSETS:
  Cash and cash equivalents                            1.69810    $      5,791      $    11,618       $        --       $    11,618
  Accounts receivable, net of allowance for
    doubtful accounts                                  1.69810          42,028          138,761                --           138,761
  Prepaid expenses and other                           1.69810           1,881            6,732                --             6,732
  Deferred income taxes                                1.69810              --            1,538                --             1,538
                                                                  ------------      -----------       -----------       -----------
           Total current assets                                         49,700          158,649                --           158,649

PROPERTY AND EQUIPMENT, net                            1.69810           4,936           20,830                --            20,830
INTANGIBLE ASSETS, net                                 1.69810           7,888          327,313                --           327,313
OTHER ASSETS                                           1.69810              34            1,029                --             1,029
                                                                  ------------      -----------       -----------       -----------
                                                                  $     62,558      $   507,821       $        --       $   507,821
                                                                  ============      ===========       ===========       ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
   Accounts payable and other accrued liabilities      1.69810    $     19,762      $    27,066       $    23,800(d)    $    50,866
   Payroll and related liabilities                     1.69810              --           30,077                --            30,077
   Reserve for workers' compensation claims            1.69810              --            7,018                --             7,018
   Income taxes payable                                1.69810           6,390            9,857                --             9,857
                                                    ----------    ------------      -----------       -----------       -----------
       Total current liabilities                                        26,152           74,018            23,800            97,818

LONG-TERM DEBT                                         1.69810           2,843          141,651                --           141,651
OTHER LONG-TERM LIABILITIES                            1.69810           2,691           19,725                --            19,725
DEFERRED INCOME TAXES                                  1.69810              22            2,533                --             2,533
STOCKHOLDERS' EQUITY:
  Common stock                                         1.69810           2,087            2,309            (1,968)(e)           289
                                                                                                              (52)(f)
  Paid-in capital                                      1.69810          11,975          205,520             1,968 (e)       207,159
                                                                                                             (329)(f)
  Retained earnings                                    1.69810          16,787           62,064           (23,800)(d)        37,712
                                                                                                             (552)(f)
  Accumulated other comprehensive income               1.69810              --               --               933 (f)           933
                                                                  ------------      -----------       -----------       -----------
          Total stockholders' equity                                    30,849          269,893           (23,800)          246,093
                                                                  ------------      -----------       -----------       -----------

                                                                  $     62,558      $   507,821       $        --       $   507,821
                                                                  ============      ===========       ===========       ===========


                     The accompanying notes are an integral
                          part of this balance sheet.

                                 STAFFMARK, INC.
                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                            As of September 30, 1998

(a) Records the balance sheet of Robert Walters as of September 30, 1998 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing Robert Walters' historical financial results to U.S. generally accepted accounting principles ("GAAP").

(c) Adjustment to record capitalization of intangible assets related to Robert Walters' purchase business combinations in accordance with U.S. GAAP, which was formerly written off to Stockholders' Equity in accordance with U.K. GAAP. Intangible assets related to these combinations totaled approximately (pound)4.7 million and are expected to be amortized over periods ranging from thirty to forty years.

(d) Adjustment to record certain non-recurring expenses related to the Transaction totaling approximately $23.8 million. Since these charges are nonrecurring in nature, they have not been reflected in the accompanying pro forma statements of income.

(e) Adjustment to record issuance of StaffMark Common Stock in exchange for all of Robert Walters' outstanding shares. The excess of the par value of Robert Walters' outstanding shares over the par value of the StaffMark Common Stock will be transferred to Paid-In Capital.

(f) Adjustment to record the balance of Accumulated Other Comprehensive Income in accordance with U.S. GAAP. This balance represents the accumulated total of adjustments related to the translation of Robert Walters' historical financial statements to U.S. dollars.

                                 STAFFMARK, INC.
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



                                                                                        Robert Walters
                                                      ------------------------------------------------------------------------------
                                                                                             Adjusted to   Average
                                                       As Reported in    Reporting Basis      U.S. GAAP    Exchange   As Translated
                                         StaffMark    British Pounds(a)   Conversion(b)   in British Pounds  Rate    to U.S. Dollars
                                       ------------   -----------------  ---------------  ----------------- -------  ---------------

SERVICE REVENUES                       $   535,101    (pound) 113,262                       (pound) 113,262  1.65039    $  186,926

COST OF SERVICES                           398,735             80,598                                80,598  1.65039       133,018
                                       -----------    ---------------    ------------       ---------------             ----------
          Gross profit                     136,366             32,664              --                32,664                 53,908

OPERATING EXPENSES:
    Selling, general and administrative     83,852             25,659            (866)(c)            24,793  1.65039        40,918
    Depreciation and amortization            8,442                734              90(d)                824  1.65039         1,360
    Non-recurring merger costs               1,656                 --                                    --  1.65039            --
                                       -----------    ---------------    ------------       ---------------             ----------
          Operating income                  42,416              6,271             776                 7,047                 11,630
                                       -----------    ---------------    ------------       ---------------             ----------
OTHER INCOME (EXPENSE):
    Interest expense                        (3,835)               (96)                                  (96) 1.65039          (158)
    Other, net                                (251)                                                      --  1.65039            --
                                       -----------    ---------------    ------------       ---------------             ----------

INCOME BEFORE INCOME TAXES                  38,330              6,175             776                 6,951                 11,472
INCOME TAX PROVISION                        15,403              2,468                                 2,468  1.65039         4,073
                                       -----------    ---------------    ------------       ---------------             ----------

          Net income (loss)            $    22,927    (pound)   3,707    (pound)  776       (pound)   4,483             $    7,399
                                       ===========    ===============    ============       ===============             ==========
 BASIC NET INCOME
    PER COMMON SHARE                   $      1.05
                                       ===========
 BASIC WEIGHTED
    AVERAGE SHARES OUTSTANDING              21,809
                                       ===========
DILUTED NET INCOME
    PER COMMON SHARE                   $      1.01
                                       ===========
DILUTED WEIGHTED
    AVERAGE SHARES OUTSTANDING              22,660
                                       ===========




                                                                                  Pro Forma
                                                 Restated          Pro Forma       Combined           Purchase
                                                Historical           Merger       StaffMark &         Business
                                             Combined Results     Adjustments    Robert Walters    Combinations(h)     Pro Forma
                                             ----------------     -----------    --------------    ---------------    ----------

SERVICE REVENUES                               $    722,027       $       --       $    722,027      $    11,284      $  733,311

COST OF SERVICES                                    531,753               --            531,753            7,932         539,685
                                               ------------       ----------       ------------      -----------      ----------
          Gross profit                              190,274               --            190,274            3,352         193,626

OPERATING EXPENSES:
    Selling, general and administrative             124,770            1,429(g)         126,199            1,904         128,103
    Depreciation and amortization                     9,802               --              9,802              202          10,004
    Non-recurring merger costs                        1,656               --              1,656               --           1,656
                                               ------------       ----------       ------------      -----------      ----------
          Operating income                           54,046           (1,429)            52,617            1,246          53,863

OTHER INCOME (EXPENSE):
    Interest expense                                 (3,993)              --             (3,993)            (429)         (4,422)
    Other, net                                         (251)              --               (251)              --            (251)
                                               ------------       ----------       ------------      -----------      ----------

INCOME BEFORE INCOME TAXES                           49,802           (1,429)            48,373              817          49,190
INCOME TAX PROVISION                                 19,476               --             19,476              335          19,811
                                               ------------       ----------       ------------      -----------      ----------
          Net income (loss)                    $     30,326       $   (1,429)      $     28,896      $       482      $   29,378
                                               ============       ==========       ============      ===========      ==========
 BASIC NET INCOME
    PER COMMON SHARE                           $       1.06                        $       1.01                       $     1.03
                                               ============                        ============                       ==========
 BASIC WEIGHTED
    AVERAGE SHARES OUTSTANDING                       28,497(e)                           28,497(e)                         28,582(i)
                                               ============                        ============                       ==========
DILUTED NET INCOME
    PER COMMON SHARE                           $       1.02                        $       0.98                       $      0.99
                                               ============                        ============                       ==========
DILUTED WEIGHTED
    AVERAGE SHARES OUTSTANDING                       29,621(f)                           29,621(f)                         29,706(j)
                                               ============                        ============                       ==========



          The accompanying notes are an integral part of this statement.

                                 STAFFMARK, INC.
                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1998

(a) Records the financial results of Robert Walters for the period from January 1, 1998 through September 30, 1998 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing Robert Walters' historical financial results to U.S. GAAP.

(c) Adjustment to record compensation expense related to Robert Walters' Share Option Schemes in accordance with U.S. GAAP. Options under the Share Option Schemes are exercisable between three and ten years after the grant date, dependent on the achievement of certain financial targets over any three year period. Accordingly, the Share Option Schemes have been considered variable plans under Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees." Compensation expense was computed as the sum of (i) the net equity in the share options, determined as the product of the outstanding share options and the difference between the period-ending market price of the Robert Walters' shares and the grant price, amortized over the remaining vesting period and (ii) the net equity value of share options exercised during the period. For purposes of computing this adjustment, the minimum possible vesting period of three years from grant date was used to determine the amortization period. Information regarding the outstanding share options as of September 30, 1998 was as follows:



                                       OUTSTANDING
                GRANT DATE            SHARE OPTIONS           GRANT PRICE
         -----------------------  ---------------------  --------------------
              July 15, 1996              929,231            (pound) 0.7066
             August 15, 1997             326,392                    3.0205
              April 21, 1998              40,000                    5.4500
               June 3, 1998               70,000                    5.0667


(d) Adjustment to record the amortization of intangible assets related to Robert Walters' purchase business combinations in accordance with U.S. GAAP. Intangible assets related to these combinations totaled approximately (pound)4.7 million and are being amortized over periods ranging from thirty to forty years.

(e) Represents the sum of StaffMark's historical weighted average shares outstanding plus 6,687,704 shares of StaffMark Common Stock that were issued to the stockholders of Robert Walters in conjunction with the Transaction.

(f) Includes the shares discussed in Note (e) above and the dilutive effect of StaffMark's stock options and Robert Walters' share options and SAYE schemes adjusted for the share exchange ratio of .272 as shown below.



                                                                         WEIGHTED
                         DESCRIPTION                                  AVERAGE SHARES
        ----------------------------------------------------       ---------------------
        Restated Historical Basic Weighted Average Shares                 28,497,046
        Dilutive Effect:
             StaffMark Stock Option Plan                                     851,135
             Robert Walters' Share Option Scheme                             272,507
                                                                        ------------
        Pro Forma Diluted Weighted Average Shares                         29,620,688
                                                                        ============

(g) Adjustment to remove compensation expense recognized in accordance with Robert Walters' Share Option and SAYE Schemes which will not be incurred subsequent to the Transaction.

(h) Represents the financial results of Progressive Resources, Inc., Progressive Personnel Resources, Inc., Progressive Personnel Resources of New Jersey, Inc., and Strategic Computer Resources, LLC (collectively referred to as "Progressive") for the period from January 1, 1998 through the date of acquisition as adjusted to: (i) reflect the compensation level the owners have agreed to receive from StaffMark subsequent to the acquisition; (ii) reflect the amortization expense relating to the intangible assets recorded in conjunction with the acquisition; (iii) reflect interest expense relating to debt incurred in conjunction with the acquisition; and (iv) reflect the incremental provision for federal and state income taxes as if Progressive had recognized income tax expense in accordance with StaffMark's effective tax rate.

(i) Includes the shares discussed in Note (e) above and the effect of shares issued in conjunction with the purchase business combination discussed in Note (h) as shown below.



                                                                               WEIGHTED
                              DESCRIPTION                                   AVERAGE SHARES
        -----------------------------------------------------              ----------------
        Restated Historical Basic Weighted Average Shares                      28,497,046

        Effect of Shares Issued for Progressive                                    85,218
                                                                             ------------

        Pro Forma Basic Weighted Average Shares                                28,582,264
                                                                             ============




(j) Includes the shares discussed in Note (f) above and the effect of shares issued in conjunction with the purchase business combination discussed in Note (h) as shown below.



                                                                           WEIGHTED
                         DESCRIPTION                                    AVERAGE SHARES
       -----------------------------------------------------------    -------------------
       Restated Historical Diluted Weighted Average Shares                29,620,688

       Effect of Shares Issued for Progressive                                85,218
                                                                        ------------

       Pro Forma Diluted Weighted Average Shares                          29,705,906
                                                                        ============



                                 STAFFMARK, INC.
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                                    Robert Walters
                                                       -----------------------------------------------------------------------------
                                                                                           Adjusted to      Average
                                                        As Reported in  Reporting Basis     U.S. GAAP       Exchange  As Translated
                                          StaffMark    British Pounds(a) Conversion(b)  in British Pounds     Rate   to U.S. Dollars
                                         -----------   ----------------- -------------  -----------------   -------- ---------------
SERVICE REVENUES                         $   445,268    (pound) 90,806  (pound)    --    (pound) 90,806      1.63831   $   148,768
COST OF SERVICES                             343,018            61,299             --            61,299      1.63831       100,427
                                         -----------    --------------  -------------    --------------                -----------
          Gross profit                       102,250            29,507             --            29,507                     48,342
OPERATING EXPENSES:
    Selling, general and administrative       67,858            21,312          2,826(c)         24,138      1.63831        39,546

    Depreciation and amortization              5,389               592              8(d)            600      1.63831           983
                                         -----------    --------------  -------------    --------------                -----------
          Operating income                    29,003             7,603         (2,834)            4,769                      7,812
                                         -----------    --------------  -------------    --------------                -----------
OTHER INCOME (EXPENSE):
    Interest expense                          (1,362)               --             --                --      1.63831            --
    Other, net                                   731                97             --                97      1.63831           160
                                         -----------    --------------  -------------    --------------                -----------
INCOME BEFORE INCOME TAXES                    28,372             7,700         (2,834)            4,866                      7,972
INCOME TAX PROVISION                          11,611             2,645             --             2,645      1.63831         4,333
                                         -----------    --------------  -------------    --------------                -----------
          Net income (loss)              $    16,761    (pound)  5,055  (pound) 2,834    (pound) 2,221                 $     3,639
                                         -----------    --------------  -------------    --------------                -----------
BASIC NET INCOME
    PER COMMON SHARE                     $      0.97
                                         ===========
BASIC WEIGHTED
    AVERAGE SHARES OUTSTANDING                17,321
                                         ===========
DILUTED NET INCOME
    PER COMMON SHARE                     $      0.94
                                         ===========
 DILUTED WEIGHTED
    AVERAGE SHARES OUTSTANDING                17,827
                                         ===========



                                                                               Pro Forma
                                             Restated          Pro Forma       Combined         Purchase
                                            Historical          Merger        StaffMark &       Business
                                         Combined Results    Adjustments     Robert Walters   Combinations(h)     Pro Forma
                                         ---------------     -----------     --------------   ---------------     ---------

SERVICE REVENUES                           $ 594,036           $      --       $   594,036      $   82,487       $  676,523
COST OF SERVICES                             443,445                  --           443,445          58,568          502,013
                                           ---------           ---------       -----------      ----------       ----------
          Gross profit                       150,592                  --           150,592          23,919          174,511
OPERATING EXPENSES:
    Selling, general and administrative      107,404              (4,630)(g)       102,774          16,365          119,139

    Depreciation and amortization              6,372                  --             6,372           1,851            8,223
                                           ---------           ---------       -----------      ----------       ----------
          Operating income                    36,815               4,630            41,445           5,703           47,148
                                           ---------           ---------       -----------      ----------       ----------
OTHER INCOME (EXPENSE):
    Interest expense                          (1,362)                 --            (1,362)         (2,857)          (4,219)
    Other, net                                   891                  --               891              13              904
                                           ---------           ---------       -----------      ----------       ----------
INCOME BEFORE INCOME TAXES                    36,344               4,630            40,974           2,859           43,833
INCOME TAX PROVISION                          15,944                  --            15,944           1,172           17,116
                                           ---------           ---------       -----------      ----------       ----------
          Net income (loss)                $  20,400           $   4,630       $    25,030      $    1,687       $   26,717
                                           =========           =========       ===========      ==========       ==========
BASIC NET INCOME
    PER COMMON SHARE                       $    0.85                           $      1.04                       $     1.08
                                           =========                           ===========                       ==========
BASIC WEIGHTED
    AVERAGE SHARES OUTSTANDING                24,009(e)                             24,009(e)                        24,786(i)
                                           =========                           ===========                       ==========
DILUTED NET INCOME
    PER COMMON SHARE                       $    0.82                           $      1.01                       $     1.05
                                           =========                           ===========                       ==========
DILUTED WEIGHTED
    AVERAGE SHARES OUTSTANDING                24,782(f)                             24,782(f)                        25,558(j)
                                           =========                           ===========                       ==========



        The accompanying notes are an integral part of this statement.

                                 STAFFMARK, INC.
                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                      For the Year Ended December 31, 1997

(a) Records the financial results of Robert Walters for the year ended December 31, 1997 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing Robert Walters' historical financial results to U.S. GAAP.

(c) Adjustment to record compensation expense related to Robert Walters' Share Option Schemes in accordance with U.S. GAAP. Options under the Share Option Schemes are exercisable between three and ten years after the grant date, dependent on the achievement of certain financial targets over any three year period. Accordingly, the Share Option Schemes have been considered variable plans under Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees." Compensation expense was computed as the sum of (i) the net equity in the share options, determined as the product of the outstanding share options and the difference between the period-ending market price of the Robert Walters' shares and the grant price, amortized over the remaining vesting period and (ii) the net equity value of share options exercised during the period. For purposes of computing this adjustment, the minimum possible vesting period of three years from grant date was used to determine the amortization period. Information regarding the outstanding share options as of December 31, 1997 was as follows:



                                       OUTSTANDING
                GRANT DATE            SHARE OPTIONS           GRANT PRICE
         -----------------------  ---------------------  --------------------
              July 15, 1996            1,046,679           (pound) 0.7066
             August 15, 1997             371,000                   3.0205



(d) Adjustment to record the amortization of intangible assets related to Robert Walters' purchase business combinations in accordance with U.S. GAAP. Intangible assets related to these combinations totaled approximately (pound)4.7 million and are being amortized over periods ranging from thirty to forty years.

(e) Represents the sum of StaffMark's historical weighted average shares outstanding plus 6,687,704 shares of StaffMark Common Stock that were issued to the stockholders of Robert Walters in conjunction with the Transaction.

(f) Includes the shares discussed in Note (e) above and the dilutive effect of StaffMark's stock options and Robert Walters' share options and SAYE schemes adjusted for the share exchange ratio of .272 as shown below.



                                                                            WEIGHTED
                                 DESCRIPTION                             AVERAGE SHARES
        ---------------------------------------------------------     -------------------
        Restated Historical Basic Weighted Average Shares                       24,009,220

        Dilutive Effect:
             StaffMark Stock Option Plan                                           505,908

             Robert Walters' Share Option Scheme                                   266,597
                                                                       -------------------

        Pro Forma Diluted Weighted Average Shares                               24,781,725
                                                                       ===================



(g) Adjustment to remove compensation expense recognized in accordance with Robert Walters' Share Option and SAYE Schemes which will not be incurred subsequent to the Transaction.

(h) Represents the financial results of Progressive, Strategic Legal Resources, LLC ("SLR"), Structured Logic Company, Inc.("SLC"), Expert Business Systems, Inc.("EBS"), Global Dynamics, Inc.("Global"), and Flexible Personnel, Inc., Great Lakes Search Associates, Inc. and HR America, Inc. (collectively "Flexible") for the period from January 1, 1997 through the earlier of the date of acquisition or December 31, 1997 as adjusted to: (i) reflect the compensation level the owners agreed to receive from StaffMark subsequent to the acquisition; (ii) reflect the amortization expense relating to the intangible assets recorded in conjunction with the acquisitions; (iii) reflect interest expense relating to debt incurred in conjunction with the acquisitions; and (iv) reflect the incremental provision for federal and state income taxes as if the acquired companies had recognized income tax expense in accordance with StaffMark's effective tax rate.

 (i) Includes the shares discussed in Note (e) above and the effect of shares issued in conjunction with the purchase business combinations discussed in Note (h).


                                                                          WEIGHTED
                              DESCRIPTION                              AVERAGE SHARES
     --------------------------------------------------------------  -------------------
     Restated Historical Basic Weighted Average Shares                      24,009,220

     Effect of Shares Related to the Following Acquisitions:
          Progressive                                                          211,496
          SLR                                                                   46,320
          SLC                                                                  245,898
          EBS                                                                   67,242
          Global                                                               170,348
          Flexible                                                              35,447
                                                                      ----------------

     Pro Forma Basic Weighted Average Shares                                24,785,971
                                                                      ================




(j) Includes the shares discussed in Note (f) above and the effect of shares issued in conjunction with the purchase business combinations discussed in Note (h).



                                                                           WEIGHTED
                               DESCRIPTION                              AVERAGE SHARES
      --------------------------------------------------------------  -------------------
      Restated Historical Diluted Weighted Average Shares                      24,781,725

      Effect of Shares Related to the Following Acquisitions:
           Progressive                                                            211,496
           SLR                                                                     46,320
           SLC                                                                    245,898
           EBS                                                                     67,242
           Global                                                                 170,348
           Flexible                                                                35,447
                                                                       ------------------

      Pro Forma Diluted Weighted Average Shares                                25,558,476
                                                                       ==================

